CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

Name of Issuer:	THE MANAGERS FUNDS – VALUE FUND, CAPITAL APPRECIATION FUND, SMALL COMPANY FUND, SPECIAL EQUITY FUND, INTERNATIONAL EQUITY FUND, EMERGING MARKETS EQUITY FUND, BOND FUND, GLOBAL BOND FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:	March 11, 2005	/s/ Peter M. Lebovitz
Peter M. Lebovitz President

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

Name of Issuer:	THE MANAGERS FUNDS – VALUE FUND, CAPITAL APPRECIATION FUND, SMALL COMPANY FUND, SPECIAL EQUITY FUND, INTERNATIONAL EQUITY FUND, EMERGING MARKETS EQUITY FUND, BOND FUND, GLOBAL BOND FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:	March 11, 2005	/s/ Galan G. Daukas
Galan G. Daukas Chief Financial Officer